Exhibit 99.1

Press Release
For More Information:

Michelle Kersch, 904.854.5043 Senior Vice President Corporate Communications Fidelity National Information Services michelle.kersch@fnf.com	Mary Waggoner, 904.854.3282 Senior Vice President Investor Relations Fidelity National Information Services mary.waggoner@fnf.com
Fidelity National Information Services Provides Full Year 2006 Outlook
Jacksonville, Florida — February 15, 2006 — Fidelity National Information Services, Inc. (NYSE: FIS) announced today that it expects pro forma full year 2006 diluted earnings per share of $1.50 to $1.55, compared to $1.28 pro forma diluted earnings per share in 2005, and pro forma diluted cash earnings per share of $2.11 to $2.17, compared to $1.92 pro forma diluted cash earnings per share in 2005. The company’s outlook is based on the following assumptions:
•	Revenue growth of 4% to 6% over $3.9 billion combined revenue in 2005.

•	EBITDA growth of 9% to 11% over $1.0 billion pro forma combined EBITDA in 2005.

•	Capital expenditures of approximately $225 million to $275 million.

•	Average weighted diluted common shares outstanding of approximately 197 million.

•	An effective tax rate of approximately 38.3%.

•	Free cash flow of approximately $475 million to $525 million.
     The merger between Fidelity National Information Services, Inc. and Certegy Inc. was effective February 1, 2006. Projected pro forma results for 2006 will include full year 2006 results for both companies, and will exclude all merger related expenses and costs incurred in conjunction with Certegy’s previously announced potential joint venture in Brazil. Also excluded will be approximately $24.5 million pre-tax expense associated with the vesting of certain FIS performance based options issued in conjunction with the recapitalization and sale of minority interests by FIS in March 2005, as described in Certegy’s proxy statement filed with the Securities and Exchange Commission on December 22, 2005. On a GAAP basis, which will exclude January results for Certegy and include the aforementioned stock option expense and joint venture costs, the company expects full year 2006 diluted earnings per share of $1.39 to $1.44.
     FIS presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Reconciliations between the aforementioned pro forma, non-GAAP and GAAP results are provided in the attachments to this press release.
     FIS will host an investor and analyst meeting today at 8:30 a.m. EST. William P. Foley II, chairman, and Lee A. Kennedy, chief executive officer, will host the meeting. To listen to the broadcast and view the slide presentation, please log on to http:www.fidelityinfoservices.com, and click on the link under the Investor Relations section at least 15 minutes prior to the start of the webcast. A replay of the webcast will be available on the company website shortly after the meeting ends until 5:00 p.m. EST March 14, 2006.
About Fidelity National Information Services, Inc.
Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top ten. Nearly 50 percent of all U.S. residential mortgages are processed using FIS software. Headquartered in Jacksonville, Florida, FIS maintains a strong global presence, serving over 7,800 financial institutions and over 100,000 retailers in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com. FIS is a majority-owned subsidiary of Fidelity National Financial Inc. (NYSE:FNF), number 261 on the Fortune 500. More information about FNF can be found at www.fnf.com.
Forward-Looking Statements
     This presentation contains statements related to future events and expectations, including FIS’s pro forma outlook for 2006 and the underlying assumptions, and as such, constitute forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the company to be different from those expressed or implied above. The Company expressly disclaims any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effects of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the effects of FIS’s substantial leverage, which may limit the funds available to make acquisitions and invest in its business, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, the risk of a downturn in the level of real estate activity, which would adversely affect certain of FIS’s businesses, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Information Services
# # #

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures

NOTE:	The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005 and certain 2004 FIS acquistions as if they occurred on January 1, 2004. FIS presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FNF also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
EBITDA Detail

2005 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(53,923)	$248,141
+ Interest Expense	126,778	12,832	21,031	160,641
+ Minority Interest	4,450	117	—	4,567
+ Income Taxes	116,085	68,927	(31,942)	153,070
+ Depreciation/Amort	299,637	51,858	82,279	433,774
- Interest Income	(6,392)	(2,435)	—	(8,827)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(5,029)	—	—	(5,029)
- Other (Income) Expense	4,237	—	—	4,237

EBITDA	$736,316	$236,813	$17,445	$990,574

2004 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$189,417	$97,678	$(110,097)	$176,998
+ Interest Expense	4,496	12,914	88,475	105,885
+ Minority Interest	3,673	—	53	3,726
+ Income Taxes	118,343	59,111	(67,830)	109,624
+ Depreciation/Amort	238,400	47,449	130,114	415,963
- Interest Income	(1,232)	(1,207)	—	(2,439)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	3,308	—	—	3,308
- Other (Income) Expense	(18,175)	—	—	(18,175)

EBITDA	$538,230	$215,945	$40,715	$794,890

EBITDA Margin

2005 YTD	FIS	CEY	ADJ	Pro Forma
EBITDA	$736,316	$236,813	$17,445	$990,574
Revenue	$2,766,085	$1,117,141	$—	$3,883,226
EBITDA Margin	26.6%	21.2%		25.5%

2004 YTD	FIS	CEY	ADJ	Pro Forma
EBITDA	$538,230	$215,945	$40,715	$794,890
Revenue	$2,331,527	$1,039,506	$318,426	$3,689,459
EBITDA Margin	23.1%	20.8%		21.5%

EBIT Detail

2005 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(53,923)	$248,141
+ Interest Expense	126,778	12,832	21,031	160,641
+ Minority Interest	4,450	117	—	4,567
+ Income Taxes	116,085	68,927	(31,942)	153,070
- Interest Income	(6,392)	(2,435)	—	(8,827)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	(5,029)	—	—	(5,029)
- Other (Income) Expense	4,237	—	—	4,237

EBIT	$436,679	$184,955	$(64,834)	$556,800

2004 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$189,417	$97,678	$(110,097)	$176,998
+ Interest Expense	4,496	12,914	88,475	105,885
+ Minority Interest	3,673	—	53	3,726
+ Income Taxes	118,343	59,111	(67,830)	109,624
- Interest Income	(1,232)	(1,207)	—	(2,439)
- Equity in (Earnings) Loss of Non-Consolidated Entites, net of tax	3,308	—	—	3,308
- Other (Income) Expense	(18,175)	—	—	(18,175)

EBIT	$299,830	$168,496	$(89,399)	$378,927

EBIT Margin

2005 YTD	FIS	CEY	ADJ	Pro Forma
EBIT	$436,679	$184,955	$(64,834)	$556,800
Revenue	$2,766,085	$1,117,141	$—	$3,883,226
EBIT Margin	15.8%	16.6%		14.3%

2004 YTD	FIS	CEY	ADJ	Pro Forma
EBIT	$299,830	$168,496	$(89,399)	$378,927
Revenue	$2,331,527	$1,039,506	$318,426	$3,689,459
EBIT Margin	12.9%	16.2%		10.3%

Adjusted Diluted EPS

2005 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(53,923)	$248,141
Adjusted EPS	$1.02	$0.55	$(0.28)	$1.28
Diluted Shares Outstanding	193,424	193,424	193,424	193,424

2004 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$189,417	$97,678	$(110,097)	$176,998
Adjusted EPS	$0.99	$0.51	$(0.58)	$0.92
Diluted Shares Outstanding	191,886	191,886	191,886	191,886

Cash Earnings

2005 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(53,923)	$248,141
+ Tax Adjusted Purchase Price Amortization	78,733	2,721	42,425	123,879

Cash Earnings	$275,283	$108,235	$(11,498)	$372,020

Diluted Cash EPS	$1.42	$0.56	$(0.06)	$1.92
Diluted Shares Outstanding	193,424	193,424	193,424	193,424

2004 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$189,417	$97,678	$(110,097)	$176,998
+ Tax Adjusted Purchase Price Amortization	64,436	2,489	56,663	123,588

Cash Earnings	$253,853	$100,167	$(53,434)	$300,586

Diluted Cash EPS	$1.32	$0.52	$(0.28)	$1.57
Diluted Shares Outstanding	191,886	191,886	191,886	191,886

Free Cash Flow

2005 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$196,550	$105,514	$(53,923)	$248,141
+ Depreciation/Amort	299,637	51,858	82,279	433,774
- Capital Expenditures	(239,006)	(63,566)	—	(302,572)

Free Cash Flow	$257,181	$93,806	$28,356	$379,343

2004 YTD	FIS	CEY	ADJ	Pro Forma
Net Earnings	$189,417	$97,678	$(110,097)	$176,998
+ Depreciation/Amort	238,400	47,449	130,114	415,963
- Capital Expenditures	(177,502)	(40,908)	—	(218,410)

Free Cash Flow	$250,315	$104,219	$20,017	$374,551

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Year Ended December 31, 2004
(In thousands Except Per Share Data)

							Acquisition/
			Pro Forma			2004 FIS	Recapitalization		Pro Forma, as
	Certegy	FIS	Adjustments	Note	Pro Forma	Acquistions	Adjustments	Note	adjusted

Total revenue	$1,039,506	$2,331,527			$3,371,033	$318,426	$—		$3,689,459
Total cost of revenue	741,331	1,525,174	85,111	(1)	2,349,804	208,250	23,453	(6)	$2,581,507
			(1,812)	(2)

Gross profit (loss)	298,175	806,353	(83,299)		1,021,229	110,176	(23,453)		1,107,952
General and administrative	129,679	432,310	(8,510)	(2)	553,479	100,338	994	(7)	654,811
Research and development costs	—	74,214	—		74,214		—		74,214

Income (loss) from operations	168,496	299,829	(74,789)		393,536	9,838	(24,447)		378,927
Interest income (expense) and other	(11,707)	14,911	—		3,204	2,607	(91,082)	(8)	(85,271)

Income from continuing operations before tax and minority interest	156,789	314,740	(74,789)		396,740	12,445	(115,529)		293,656
Provision for income tax	59,111	118,343	(28,121)	(4)	149,333	3,730	(43,439)	(9)	109,624

Income from continuing operations	97,678	196,397	(46,668)		247,407	8,715	(72,090)		184,032
Equity in earnings (loss) of unconsolidated entities, net	—	(3,308)	—		(3,308)	—	—		(3,308)
Minority interests in earnings, net of tax	—	(3,673)	—		(3,673)	(53)	—		(3,726)

Net income	$97,678	$189,416	$(46,668)		$240,426	$8,662	$(72,090)		$176,998

Net income per share-basic	$1.55	$0.95			$1.26				$0.93

Pro forma Weighted average shares-basic	62,818	200,000			190,738				190,738

Net income per share-diluted	$1.53	$0.95			$1.25				$0.92

Pro forma Weighted average shares-diluted	63,966	200,000			191,886				191,886

Unaudited Pro Forma Combined Statement of Continuing Operations
for the Year Ended December 31, 2005
(In thousands Except Per Share Data)

			Pro Forma			Recapitalization		Pro Forma, as
	Certegy	FIS	adjustments	Note	Pro Forma	Adjustments	Note	adjusted

Total revenue	$1,117,141	$2,766,085	$—		$3,883,226	$—		$3,883,226
Total cost of revenue	791,581	1,793,285	82,279	(1)	2,666,101	—		$2,666,101
			(1,044)	(2)

Gross profit (loss)	325,560	972,800	(81,235)		1,217,125	—		1,217,125
General and administrative	129,443	422,623	(5,239)	(2)	546,827	—		546,827
Research and development costs		113,498			113,498			113,498
Merger and Acquisition Costs	11,162		(11,162)	(3)	—	—		—

Income (loss) from operations	184,955	436,679	(64,834)		556,800	—		556,800
Interest income (expense) and other	(10,397)	(124,623)	—		(135,020)	(21,031)	(8)	(156,051)

Income from continuing operations before tax and minority interest	174,558	312,056	(64,834)		421,780	(21,031)		400,749
Provision for income tax	68,927	116,085	(24,118)	(4)	160,894	(7,824)	(9)	153,070

Income from continuing operations	105,631	195,971	(40,716)		260,886	(13,207)		247,679
Equity in earnings (loss) of unconsolidated entities, net	(117)	5,029	—		4,912	—		4,912
Minority interests in earnings, net of tax	—	(4,450)	—		(4,450)	—		(4,450)

Net income	$105,514	$196,550	$(40,716)		$261,348	$(13,207)		$248,141

Net income per share-basic	$1.70	$0.98			$1.38			$1.31

Pro forma Weighted average shares-basic	62,011	200,000			189,931			189,931

Net income per share-diluted	$1.66	$0.97			$1.35			$1.28

Pro forma Weighted average shares-diluted	63,391	203,304			193,424			193,424

Appendix B
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations for the Year Ended December 31, 2005 and Year Ended December 31, 2004
     These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS as though the merger had occurred on January 1, 2004, adjusted for items related to the transaction as described below:
(1)	Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments. The increase in amortization expense is $111.7 million offset by historical amortization of $26.6 million, or $85.1 million for the year ended December 31, 2004, and $111.7 million offset by historical amortization of $29.4 million, or $82.3 million for the year ended December 31, 2005. For comparison purposes, the first year purchase amortization for the Certegy purchase accounting is used for both 2004 and 2005.

(2)	Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units will vest upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in 2004 and 2005, because such expense will be reflected at the time of closing of the merger. This adjustment amounts to a reduction in cost of revenues of $1.8 million and $1.0 million and in selling, general and administrative costs of $14.4 million and $11.2 million for the years ended December 31, 2004 and 2005, respectively. Also, at closing, Certegy will grant approximately (1) 1.1 million options, which based on current assumptions, would have a fair value under SFAS No. 123R of approximately $11 per option, vesting over four years, and (2) 750,000 options, which based on current assumptions would have a fair value under SFAS No. 123R of approximately $12 per option, vesting over three years. The pro forma adjustment to increase stock compensation expense for these option grants is $5.9 million in 2004 and 2005, all of which is reflected in selling, general and administrative costs.

(3)	Reflects the removal of merger and acquisition costs that were recognized as expense by Certegy in 2005. A tax benefit for these costs was not recorded because the ultimate tax treatment of these costs cannot be determined with adequate certainty at this time.

(4)	Reflects the tax benefit relating to the pro forma adjustments at the FIS tax rate of approximately 37.6% for the year ended December 31, 2004, and approximately 37.2% for the year ended December 31, 2005.

(5)	This column is the sum of the historical activity of Aurum, Sanchez, Kordoba and InterCept from January 1, 2004, through their respective acquisition dates in 2004. The details for these acquisitions are noted as follows:

	Aurum	Sanchez	Kordoba	InterCept
	Historical	Historical	Historical	Historical
	(through	(through	(through	(through
	March 10)	April 13)	September 29)	November 7)	Combined
Processing and services revenues	$33,560	$25,269	$70,126	$189,471	$318,426
Cost of revenues	21,948	16,526	45,862	123,914	208,250

Gross profit	11,612	8,743	24,264	65,557	110,176
Selling, general and administrative expenses	13,984	15,376	10,769	60,209	100,338
Operating income (loss)	(2,372)	(6,633)	13,495	5,348	9,838
Interest income (expense), net	(743)	52	790	2,508	2,607
Earnings (loss) before income taxes and minority interest	(3,115)	(6,581)	14,285	7,856	12,445
Income tax expense (benefit)	52	(2,269)	2,854	3,093	3,730
Minority interest expense	—	—	—	(53)	(53)

Net earnings (loss)	$(3,167)	$(4,312)	$11,431	$4,710	$8,662

(6)	Reflects the increase in amortization expense as a result of allocating the purchase price of each acquisition to intangible assets, namely customer relationship intangibles and computer software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date. The increase in amortization expense is $23.4 million for the year ended December 31, 2004 (Aurum—$1.6 million; Sanchez—$1.6 million; Kordoba—$5.9 million; and Intercept—$14.3 million).

(7)	In accordance with SFAS No. 123, unearned compensation cost was measured upon consummation of the Sanchez acquisition for the unearned portion of the fair value of the unvested Sanchez options that were exchanged for unvested FNF options. The amortization of the unearned compensation cost over the remaining vesting periods results in compensation expense, which is charged to the combined statements of earnings, of $1.0 million for the year ended December 31, 2004.

(8)	Reflects an increase in interest expense for the years ended December 31, 2004, and 2005, of $91.1 million and $21.0 million, respectively, as if the recapitalization completed on March 9, 2005 was completed on January 1, 2004.

(9)	Reflects the tax benefit relating to the pro forma adjustments at FIS’s tax rate of approximately 37.6% for the year ended December 31, 2004, and approximately 37.2% for the year ended December 31, 2005.

Appendix C
Fidelity National Information Services, Inc.
Reconciliation of Non-GAAP Measures-2006 Projections
(All amounts in millions, except per share amounts)
FIS presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
The amounts below are projections based on the guidance range given by FIS regarding its 2006 results. The tables below are reconciliations of pro forma projections of non-GAAP measures to the nearest GAAP measurement.

Pro Forma 2006 Revenue-Projected

Projected 2006 Revenue	$3,983
Budgeted Certegy Revenue for January 2006	90

Pro Forma Projected Revenue	$4,073

Pro Forma 2006 Net Earnings-Projected

Projected 2006 Net Earnings	$279
Budgeted Certegy Net Earnings for January 2006	7
Stock Compensation Charge for FIS Performance Based Options, net of tax	15

Pro Forma Projected Net Earnings	$300

Pro-Forma 2006 Diluted Earnings Per Share-Projected

Projected Earnings Per Share-Diluted	$1.41
Budgeted Certegy Results for January 2006	0.03
Stock Compensation Charge for FIS Performance Based Options	0.08

Pro Forma Projected Net Earnings Per Share-Diluted	$1.52

Projected Weighted Average Shares Diluted	197

Pro Forma 2006 Cash Earnings-Projected

Pro Forma Projected Net Earnings	$300
Tax Adjusted Purchase Price Amortization	119

Pro Forma Cash Earnings	$420

Pro Forma 2006 Cash Earnings Per Share-Projected

Pro forma Projected Net Earnings Per Share	$1.52
Tax Adjusted Purchase Price Amortization Per Share	0.61

Pro Forma Cash Earnings Per Share	$2.13

Pro Forma EBITDA-Projected

Pro Forma Projected Net Earnings	$300
Projected Income Tax Expense	186
Projected Interest Expense	170
Projected Depreciation and Amortization	460
Projected Other Income/Minority Interest & Interest Income	(27)

Pro Forma EBITDA	$1,090

Pro Forma EBITDA Margin — Projected

Pro Forma Projected Revenue	$4,073

Pro Forma EBITDA	$1,090

Pro Forma EBITDA Margin — Projected	27%

Pro Forma Free Cash Flow-Projected

Pro Forma Projected Net Earnings	$300
Projected Depreciation and Amortization	460
Projected Capital Expenditures	(260)

Pro Forma Free Cash Flow	$500